• • • • • • • • • • • • • • • • • • • • • • • •

• • • • • •

▪

• • • •

• • •

▪ ▪

▪ ▪

• •

0 40 80 120 160 200 240 280 # o f Lo an s Coupon Rate (%) 0 50 100 150 200 # o f Lo an s Credit Score

Investor Loans, 34% Just Missed Prime, 9% Loans Made to Bank Statement Borrowers, 57%

FL, 22% CA, 35% TX, 7% GA, 3% Other, 34%

FL, 20% CA, 36% TX, 8%GA, 4% Other, 31%

• • • ‒ ‒ • • • •

• • • ‒ • • •



Angel Oak Mortgage REIT, Inc.

Third Quarter 2024 Earnings Supplement

Important Notices

References herein to our “Company,” “AOMR,” “we,” “us,” or “our” refer to Angel Oak Mortgage REIT, Inc. and its subsidiaries, including Angel Oak Mortgage Operating Partnership, LP (the “Operating Partnership”), unless the context requires otherwise. Unless otherwise indicated, the term “Angel Oak” refers collectively to Angel Oak Capital Advisors, LLC (“Angel Oak Capital”) and its affiliates, including Falcons I, LLC, our external manager (our “Manager”), Angel Oak Companies, LP (“Angel Oak Companies”), and the proprietary mortgage lending platform of its affiliate, Angel Oak Mortgage Solutions LLC (together with other non-operational affiliated originators, “Angel Oak Mortgage Lending”). References to “AOMT” refer to Angel Oak Mortgage Trust, Angel Oak’s securitization platform, including its subsidiaries and affiliates.

This presentation has been prepared by the Company solely for your information and may not be reproduced or redistributed, in whole or in part, to any other person. The information contained in this presentation is provided to you as a summary as of the date of this presentation and is subject to change without notice. The Company does not undertake any obligation to update this presentation to reflect actual events, circumstances or changes in expectations. This presentation was prepared based upon information believed to be reliable. However, the Company does not make any representation or warranty with regard to the accuracy or completeness of the information herein and some of such information was obtained from published sources or other third parties without independent verification.

This presentation contains certain forward-looking statements that are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of our investments. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or by the negative of these words and phrases or other similar words or expressions. Forward-looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward-looking information. Our ability to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although we believe that such forward-looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on future results and performance relative to those set forth in or implied by the related forward-looking statements, as well as on our business, financial condition, liquidity, results of operations and prospects, include, but are not limited to:

(see next page):

Important Notices

- the effects of adverse conditions or developments in the financial markets and the economy upon our ability to acquire target assets such as non-qualified residential mortgage ("non-QM") loans, particularly those sourced from Angel Oak's proprietary mortgage lending platform, Angel Oak Mortgage Lending;
- the level and volatility of prevailing interest rates and credit spreads;
- changes in our industry, inflation, interest rates, business strategies, target assets, the debt or equity markets, the general economy (or in specific regions) or the residential real estate finance and real estate markets specifically;
- general volatility of the markets in which we invest;
- changes in the availability of attractive loans and other investment opportunities, including non-QM loans sourced from Angel Oak Mortgage Lending;
- the ability of our Manager to locate suitable investments for us, manage our portfolio, and implement our strategy;
- our ability to profitably execute securitization transactions;
- our ability to obtain and maintain financing arrangements on favorable terms, or at all;
- the adequacy of collateral securing our investments and a decline in the fair value of our investments;
- the timing of cash flows, if any, from our investments;
- the operating performance, liquidity, and financial condition of borrowers;
- increased rates of default and/or decreased recovery rates on our investments;
- changes in prepayment rates on our investments;
- the departure of any of the members of senior management of the Company, our Manager, or Angel Oak;
- the availability of qualified personnel;
- conflicts with Angel Oak, including our Manager and its personnel, including our officers, and entities managed by Angel Oak;
- events, contemplated or otherwise, such as acts of God, including hurricanes, earthquakes, and other natural disasters, including those resulting from global climate change, pandemics, acts of war or terrorism, the initiation or escalation of military conflicts (such as the Russian invasion of Ukraine), and others that may cause unanticipated and uninsured performance declines, disruptions in markets, and/or losses to us or the owners and operators of the real estate securing our investments;
- impact of and changes in governmental regulations, tax laws and rates, accounting principles and policies and similar matters;
- the level of governmental involvement in the U.S. mortgage market;
- future changes with respect to the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation in the mortgage market and related events, including the lack of certainty as to the future roles of these entities and the U.S. Government in the mortgage market and changes to legislation and regulations affecting these entities;
- effects of hedging instruments on our target assets and our returns, and the degree to which our hedging strategies may or may not protect us from interest rate volatility;
- our ability to make distributions to our stockholders in the future at the level contemplated by our stockholders or the market generally, or at all;
- our ability to continue to qualify as a real estate investment trust for U.S. federal income tax purposes; and
- our ability to maintain our exclusion from regulation as an investment company under the Investment Company Act of 1940, as amended.

Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views only as of the date of this presentation. Actual results and performance may differ materially from those set forth in or implied by our forward-looking statements. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by applicable law, we assume no obligation, and do not intend to, update or otherwise revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

Q3 2024 Highlights & Financial Results

Q3 Financial Results

Newly originated loan purchases and valuation tailwinds drive a 10.3% GAAP Book Value increase, Interest Income grows 6% versus prior quarter

Q3 GAAP / Economic Book Value ("BV") [1]	GAAP BV: $11.28 / common share Economic BV: $14.02 / common share
Q3 Net Interest Income ("NII")	Q3 2024 NII of $9.0MM versus Q3 2023 NII of $7.4MM, an expansion of 22%
Q3 GAAP & Distributable Earnings per Share ("EPS") [1]	GAAP Diluted EPS: $1.29 / common share Dist. EPS: ($0.14) / common share
Dividend	Declared dividend of $0.32 / common share payable on November 27, 2024

KEY COMMENTARY

- Completed a $50MM senior unsecured notes offering in July; majority of proceeds deployed into accretive new loan purchases; approximately $20MM of proceeds used to repurchase ~1.7 million shares from pre-IPO investor
- GAAP Book Value increased **10.3%** and Economic Book Value increased **6.5%** versus Q2 2024
- Net Interest Income of $9.0MM reflects a 22% increase versus the year-ago quarter and a decrease of ($0.4MM) versus the prior quarter, attributable to $1MM of incremental interest expense from senior unsecured notes issuance offset by additional income from new loan purchases
- Purchased $264.8MM of loans with a weighted average coupon ("WAC") of 7.74%, weighted average loan-to-value ratio ("LTV") of 70.0%, and a weighted average credit score of 754 in the third quarter
- Subsequent to quarter end, executed the AOMT 2024-10 securitization as the sole contributor of loans; AOMT 2024-10 had a scheduled unpaid principal balance of $316.8MM, a weighted average loan coupon of 7.79%, a weighted average loan-to-value ("LTV") ratio of 70.3%, and a weighted average credit score of 754
- Credit performance of the portfolio remains strong; weighted average delinquency rate across residential whole loans, loans in securitization trust, and RMBS portfolios was **1.95%[2] as of the end of the third quarter**

[1] See Appendix for definition and reconciliation to comparable GAAP metrics.
[2] Based on % of unpaid principal balance that is 90+ days delinquent across Whole Loans, RMBS, and Residential Loans In Securitization Trust

Interest Income and Average Asset Balances

$000s		Q3 2024 Interest Income / Expense		Q3 2024 Average Balance	Q3 2024 Implied Annual Yield		Q3 2023 Interest Income / Expense		Q3 2023 Average Balance	Q3 2023 Implied Annual Yield
Interest Income										
Residential Mortgage Loans	$	4,659	$	263,095	7.1%	$	4,272	$	289,916	5.9%
Residential Mortgage Loans in Securitization Tru		18,580		1,454,736	5.1%		15,208		1,228,074	5.0%
Commercial Mortgage Loans		81		5,246	6.2%		58		6,329	3.7%
RMBS and Majority-Owned Affiliate		3,251		117,965	11.0%		3,067		171,128	7.2%
CMBS		417		6,239	26.7%		147		6,453	9.1%
US Treasury Securities		65		6,000	4.3%		541		46,607	4.6%
Other Interest Income		391		40,919	3.8%		607		42,669	5.7%
Total Interest Income	**$**	**27,444**				**$**	**23,900**			
Interest Expense										
Notes Payable	$	2,830	$	176,159	6.4%	$	4,117	$	205,915	8.0%
Non-Recourse Securitization Obligation		13,731		1,362,039	4.0%		10,956		1,191,406	3.7%
Repurchase Facilities		900		57,842	6.2%		1,417		87,279	6.5%
Senior Unsecured Notes		963		40,538	9.5%		-		-	
Total Interest Expense	**$**	**18,424**				**$**	**16,490**			
Net Interest Income	**$**	**9,020**				**$**	**7,410**			

Recourse Debt to Equity Trend

KEY COMMENTARY

- As of today, our Recourse Debt to Equity Ratio is approximately 0.7x. This incorporates the impact of the AOMT 2024-10 securitization subsequent to quarter end, as well as the maturity of US Treasuries held at the end of the third quarter.
  - AOMT 2024-10 paid down approximately $260.4 million of recourse warehouse financing and replaced it with non-recourse structural leverage
  - Our Recourse Debt to Equity Ratio is likely to increase as we continue to purchase newly originated loans; we expect to remain under 2.5x going forward

Notes Payable vs. Recourse Debt[1] to Equity Trend
($ millions)



400
200
0
4.0x
3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
3.6x
439
2.0x
2.5x
234
1.2x
1.7x
198
1.0x
291
1.9x
1.3x
284
1.8x
1.3x
1.2x
101
0.9x
333
1.8x
0.7x
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Notes Payable
Total Recourse Debt to Equity
Recourse Debt to Equity excl. US Treasury Bill Repurchase Agreements

[1] Recourse debt excludes Non-Recourse Financing Obligations, collateralized by residential loans in securitization trusts

AOMR 2024-10 Securitization

In October, AOMR was the sole participant in the $316.8MM AOMT 2024-10 securitization with a 7.79% Weighted Average Coupon

2024-10 Securitization Details at Issuance

Class	Total Balance	Balance Sold	Initial Coupon	Fair Market Value
A1	$236,307,000	$236,307,000	5.35%	$236,306,646
A2	$15,205,000	$15,205,000	5.65%	$15,204,846
A3	$23,599,000	$23,599,000	5.80%	$23,598,707
M1	$16,472,000	$16,472,000	6.01%	$16,471,425
B1	$5,226,000	$5,226,000	7.32%	$5,202,251
B2	$6,177,000	$4,118,000	7.32%	$5,944,786
B3	$13,780,261		7.32%	$12,179,081
XS	$316,766,261			$11,631,467
A-IO-S	$316,766,261			$1,994,455
Total	**$316,766,261**	**$300,927,000**		**$328,533,666**

KEY COMMENTARY

- $316.8MM Securitization; Face Value of securities sold $300.9MM
- **7.79%** weighted average coupon of loans
- The A1 through B1 tranches were sold as well as a portion of the B2 tranche; the Company retains the economics of the unsold tranches
- Weighted average credit score: **754**; weighted average LTV: **70.3%**

Target Asset Composition



Target Asset Composition[1,2]
($ millions)
2,026
2,085
2,101
2,033
1,892
2,184
471
595
488
463
285
302
1,242
1,194
1,221
1,201
1,448
1,453
297
284
380
368
159
429
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Residential Whole Loans
Residential Loans in Securitization Trust
RMBS & Investment in MOA

Key Commentary

- Whole loan purchases drove the majority of the increase in Target Assets in the third quarter versus the second quarter of 2024
- In total, the Residential Whole Loans balance increased by $270MM in the third quarter, supported by both new loan purchases and valuation tailwinds
- We do not expect the Residential Whole Loan portfolio balance to grow above what we believe we can securitize in approximately two securitizations

[1] Reflects Target Asset Balances as of quarter end, which includes Residential Loans, Residential Loans in Securitization Trust, RMBS, Investment in majority-owned affiliate ("MOA"), Commercial Loans, and CMBS

[2] The balance of Commercial Loans and CMBS represents the difference between displayed totals and the sum of Residential Loans, Residential Loans in Securitization Trust, RMBS, and Investment in MOA

GAAP Book Value per Share



$1.37
$11.28
$10.23
($0.32)
6/30/2024 BV
Q3 2024 Dividend
Q3 2024 BV Change[1]
9/30/2024 BV

GAAP Book Value Growth Drivers & Highlights

- GAAP Book Value increased by $1.05, or 10.3%, versus the prior quarter
  - GAAP Book Value grew by 21.4% in the twelve months since Q3 2023
- GAAP Book Value per Share growth was driven by profitable earnings growth and valuation tailwinds reflective of a more constructive macroeconomic outlook, as well as a reduction in total shares driven by our 1.7 million share repurchase concurrent with July's senior unsecured notes issuance

Note: All Book Value statistics represented on a per share basis

[1] Excluding quarterly dividend impact

Economic Book Value



$13.16
($0.32)
$1.18
$14.02
6/30/2024 EBV
Q3 2024 Dividend
Q3 2024 EBV Change 1
9/30/2024 EBV

Economic Book Value Growth Drivers & Highlights

- Economic Book Value [2] increased by $0.86/share, or 6.5%, in Q3 2024 versus the prior quarter
  - Economic Book Value reflects the impact of fair value changes for retained bonds associated with loans in securitization trusts
- Economic Book Value is up 6.2% in the twelve months since Q3 2023

Note: All Book Value statistics represented on a per share basis

[1] Excluding quarterly dividend impact

[2] See Appendix for definition and reconciliation to comparable GAAP metrics

Distributable Earnings

	Three Months Ended	
	September 30, 2024	September 30, 2023
	(in thousands)	
Net income (loss) allocable to common stockholders	**$ 31,204**	**$ 8,273**
Adjustments:		
Net unrealized (gains) losses on trading securities	(984)	4,857
Net unrealized (gains) losses on derivatives	51	(4,563)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	(26,305)	(5,319)
Net unrealized (gains) losses on residential loans	(7,935)	(12,338)
Net unrealized (gains) losses on commercial loans	-	64
Non-cash equity compensation expense	604	447
Distributable Earnings	**$ (3,365)**	**$ (8,579)**

Key Commentary

- Distributable Earnings excludes $34.2MM of unrealized gains primarily driven by valuation increases to residential whole loans and loans in securitization trusts and non-recourse securitization obligation
- Realized losses associated with interest rate hedges against certain assets are included in Distributable Earnings, but the unrealized gains associated with increases in the valuation of those assets are excluded

Note: Please see Appendix for the Company's definition of Distributable Earnings.

Key Portfolio Statistics

Key Portfolio Statistics: Residential Loans

RESIDENTIAL LOAN PORTFOLIO:

Residential Loans represent individual loans awaiting securitization

Total Fair Value: $428.9MM

Weighted Average Coupon: 7.73%

Weighted Average LTV at Origination: 70.6%

Weighted Average FICO Score at Loan Origination: 754

% of Loans 90+ Days Delinquent (based on Unpaid Principal Balance): 0.7%

Residential Loan Portfolio Credit Score Distribution



200
150
100
50
0
# of Loans
621-640
641-660
661-680
681-700
701-720
721-740
741-760
761-780
781-800
801+
Credit Score

Residential Loans by Borrower Type



Full Documentation and Other Loans, 9%
Loans Made to Bank Statement Borrowers, 57%
Investor Loans, 34%

Residential Loan Geographic Diversification



FL, 26%
Other, 31%
CA, 21%
NY, 9%
TX, 7%
GA, 6%

Residential Loan Portfolio Coupon Rate Distribution



280
240
200
160
120
80
40
0
# of Loans
<3.499
3.5-3.999
4-4.499
4.5-4.999
5-5.499
5.5-5.999
6-6.499
6.5-6.999
7-7.499
7.5-7.999
8.0+
Coupon Rate (%)

As of September 30, 2024

No state in "Other" represents more than a 3% concentration of the residential mortgage loans that we owned directly as of September 30, 2024; percentages may not total to 100% due to rounding

Key Portfolio Statistics: Residential Loans by Product Type Detail


Residential Loans by Product
Investor Loans, 34%
Loans Made to Bank Statement Borrowers, 57%
Just Missed Prime, 9%


Weighted Average Credit Score by Product
810
770
730
690
650
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
FD
ICF
BS


Weighted Average LTV by Product
78%
75%
72%
69%
66%
63%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
FD
ICF
BS


Weighted Average Coupon by Product
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
FD
ICF
BS

As of September 30, 2024
FD: Full Documentation, Just Missed Prime
BS: Bank Statement Borrower
ICF: Investor Loans

Key Portfolio Statistics: Loans in Securitization Trust

$000s	2021	2022	2023	2024	Total / Weighted Average	Total / Weighted Average (Post AOMT 2024-10) [2]
	Vintage					
UPB of loans	$ 418,870	$ 561,774	$ 258,453	$ 273,626	$ 1,512,722	$ 1,829,489
Number of loans	1,065	1,307	568	654	3,594	4,255
Weighted Average Loan Coupon	4.78%	4.61%	4.50%	7.29%	5.12%	5.58%
Average Loan Amount	$ 393	$ 430	$ 455	$ 418	$ 422	$ 430
Weighted Average LTV at loan origination and deal date	66%	67%	68%	68%	67%	68%
Weighted Average Credit Score at loan origination and deal date	746	743	733	738	741	744
Current 3 month CPR[1]	7.4%	9.0%	6.9%	6.9%	7.8%	7.8%
90+ Delinquency (as a % of Current UPB)	1.8%	2.0%	2.3%	1.1%	1.9%	1.9%

Loans in Securitization Trust Geographic Diversification



FL, 22%
CA, 35%
TX, 7%
GA, 3%
Other, 34%

As of September 30, 2024
No state in "Other" represents more than a 3% concentration in the underlying collateral; percentages may not total to 100% due to rounding
[1] CPR is a method of expressing the prepayment rate for a mortgage pool that assumes that a constant fraction of the remaining principal is prepaid each month or year
[2] AOMT 2024-10 statistics are included as of deal date; Current 3 month CPR and 90+ Delinquency (as a % of UPB) are excluded for AOMT 2024-10 as data is not yet available

Key Portfolio Statistics: RMBS & Residential Loans in Sec. Trust

RMBS & RESIDENTIAL LOANS IN SECURITIZATION TRUST PORTFOLIO:

Includes (1) legacy retained tranches of securitizations that AOMR was not a sole contributor to, (2) RMBS purchased in the secondary market (if any), and (3) Residential Loans in Securitization Trust.

Total Fair Value: $1,542MM

Weighted Average Coupon[1]: 5.4%

Weighted Average LTV[1]: 68.3%

90 Day Delinquency (as a % of UPB)[1]: 2.09%

Portfolio LTV Trend[1]



75%
74%
73%
72%
71%
70%
69%
68%
Jun 21
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24
Sep 24

90+ Day Delinquency Trend[1,2]



8%
6%
4%
2%
0%
Sep 21
Dec 21
Mar 22
Jun 22
Sep 22
Dec 22
Mar 23
Jun 23
Sep 23
Dec 23
Mar 24
Jun 24
Sep 24

Portfolio Geographic Diversification[1]



FL, 20%
Other, 31%
CA, 36%
GA, 4%
TX, 8%

As of September 30, 2024

No state in "Other" represents more than a 4% concentration of the underlying collateral

[1] Based on UPB of entire RMBS and Residential Loans In Securitization Trust; does not include Whole Pool RMBS.

[2] As % of Original UPB.

Appendix

The AOMR Model

AOMR seeks to generate attractive risk-adjusted returns and long-term capital appreciation to deliver attractive total economic return to our shareholders

Loan Acquisition	Source and purchase high-quality, non-QM loans **leveraging the infrastructure, scale, and expertise of the Angel Oak ecosystem**
Securitization Financing	Target approximately **one securitization per quarter** to lock in funding term and rates and provide capital for additional loan purchases
Growing Book Value	Seek to consistently grow asset base of loans and securities to **drive increasing returns**
Quarterly Dividend	Intend to declare quarterly dividends that **balance shareholder income and long-term book value appreciation**
Holistic Portfolio Management	Effectively **identify, assess, and act upon key opportunities and risks** in appropriate markets
Long-Term Focus	**AOMR is a business, not a trade** – management will make key decisions in the **best long-term interest of our shareholders**

AOMR Investment Strategy

Our acquisition, securitization, and reinvestment processes enable us to consistently deliver on our business model

- AOMR's relationship with Angel Oak Companies enables AOMR to purchase high-quality loans tailored to its desired profile
- Non-QM loans offer an attractive risk-adjusted return in a growing market segment

- Securitization enables us to:
  - Secure a fixed cost of financing
  - Replace largely mark-to-market financial leverage with term structural leverage


ACQUIRE PREDOMINANTLY NON-QM LOANS
SECURITIZE LOANS
REINVEST
RETAIN PORTIONS OF SECURITIZATION

- Utilize structural term leverage from securitizations, portfolio returns, and loan financing facilities to purchase high quality non-QM loans
- Utilize the breadth and depth of Angel Oak to act upon key market opportunities and risks

- Typically retain the bottom 5-10% of market value of the securitization
- Retention of subordinated and interest-only tranches can drive higher returns without additional financial leverage

Illustrative Securitization Structure



Senior Bonds
(AAA, AA, A rating)
~85 - 90%
of the deal
Mezzanine Bonds
(BBB, BB, B rating)
~5 - 10% of
the deal
Junior Equity
(unrated)
Interest Only
~0 - 10% of
the deal

KEY CHARACTERISTICS

- Senior and mezzanine bonds receive a fixed coupon
- Junior bonds receive the net Weighted Average Coupon of collateral
- Interest-only tranches receive remaining excess spread between the collateral pool and the coupon on the senior, mezzanine, and junior bonds
  - This excess spread is sensitive to prepayments
- Bonds can typically be called after two to three years

- Angel Oak intends to retain bonds where it finds the best relative value, which may include Subordinated Bonds, Junior Equity (credit sensitive), and IO Bonds (prepayment sensitive)
- Retaining these bonds creates a natural hedge in the portfolio as the B2 and B3 bonds tend to perform well in a faster prepayment environment, whereas the XS and AIOS interest only bonds tend to experience reduced cash flows

Appendix: Income Statement (Unaudited)

(in thousands)	For the Three Months Ended September 30, 2024	For the Three Months Ended September 30, 2023
INTEREST INCOME, NET		
Interest income	$ 27,444	$ 23,900
Interest expense	18,424	16,490
NET INTEREST INCOME	9,020	7,410
REALIZED AND UNREALIZED GAINS(LOSSES), NET		
Net realized gain (loss) on mortgage loans, derivative contracts, RMBS, and CMBS	(6,335)	(12,044)
Net unrealized gain (loss) on trading securities, mortgage loans, portion of debt at fair value option, and derivative contracts	35,172	17,299
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	28,837	5,255
EXPENSES		
Operating expenses	1,287	1,370
Operating expenses incurred with affiliate	472	599
Due diligence and transaction costs	254	115
Stock compensation	604	447
Securitization costs	-	416
Management fee incurred with affiliate	1,204	1,445
TOTAL OPERATING EXPENSES	3,821	4,392
INCOME (LOSS) BEFORE INCOME TAXES	34,036	8,273
Income tax expense (benefit)	2,832	-
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	$ 31,204	$ 8,273
Other comprehensive income (loss)	2,706	(1,607)
TOTAL COMPREHENSIVE INCOME (LOSS)	$ 33,910	$ 6,666

Appendix: Consolidated Balance Sheet (Unaudited)

	As of:			
	September 30, 2024		December 31, 2023	
	(in thousands, except for share data)			
ASSETS				
Residential mortgage loans - at fair value	$	428,909	$	380,040
Residential mortgage loans in securitization trusts - at fair value		1,452,907		1,221,067
RMBS - at fair value		283,105		472,058
U.S. Treasury securities - at fair value		49,971		149,927
Cash and cash equivalents		42,052		41,625
Restricted cash		2,679		2,871
Principal and interest receivable		6,630		7,501
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value		1,651		-
Other assets		35,962		32,922
Total assets	$	2,303,866	$	2,308,011

Appendix: Consolidated Balance Sheet Cont. (Unaudited)

	As of:	
	September 30, 2024	December 31, 2023
	(in thousands, except for share data)	
LIABILITIES AND STOCKHOLDERS' EQUITY		
LIABILITIES		
Notes payable	$ 333,042	$ 290,610
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	1,353,758	1,169,154
Securities sold under agreements to repurchase	102,876	193,656
Senior unsecured notes	47,616	-
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	-	1,334
Due to broker	194,697	391,964
Accrued expenses	2,000	985
Accrued expenses payable to affiliate	657	748
Interest payable	1,312	820
Income taxes payable	2,785	1,241
Management fee payable to affiliate	25	1,393
Total liabilities	$ 2,038,768	$ 2,051,905
STOCKHOLDERS' EQUITY		
Common stock, $0.01 par value. As of September 30, 2024: 350,000,000 shares authorized, 23,511,272 shares issued and outstanding. As of December 31, 2023: 350,000,000 shares authorized, 24,965,274shares issued and outstanding.	234	249
Additional paid-in capital	461,249	477,068
Accumulated other comprehensive (loss)	(441)	(4,975)
Retained earnings (deficit)	(195,944)	(216,236)
Total stockholders' equity	$ 265,098	$ 256,106
Total liabilities and stockholders' equity	$ 2,303,866	$ 2,308,011

Appendix: GAAP Reconciliation of Distributable Earnings

	Three Months Ended	
	September 30, 2024	September 30, 2023
	(in thousands)	
Net income (loss) allocable to common stockholders	$ 31,204	$ 8,273
Adjustments:		
Net unrealized (gains) losses on trading securities	(984)	4,857
Net unrealized (gains) losses on derivatives	51	(4,563)
Net unrealized (gains) losses on residential loans in securitization trusts and non-recourse securitization obligation	(26,305)	(5,319)
Net unrealized (gains) losses on residential loans	(7,935)	(12,338)
Net unrealized (gains) losses on commercial loans	-	64
Non-cash equity compensation expense	604	447
Distributable Earnings	$ (3,365)	$ (8,579)

Distributable Earnings is a non-GAAP measure and is defined as net income (loss) allocable to common stockholders as calculated in accordance with GAAP, excluding (1) unrealized gains and losses on our aggregate portfolio, (2) impairment losses, (3) extinguishment of debt, (4) non-cash equity compensation expense, (5) the incentive fee earned by our Manager, (6) realized gains or losses on swap terminations and (7) certain other nonrecurring gains or losses. We believe that the presentation of Distributable Earnings provides investors with a useful measure to facilitate comparisons of financial performance among our REIT peers but has important limitations. We believe Distributable Earnings as described above helps evaluate our financial performance without the impact of certain transactions but is of limited usefulness as an analytical tool. Therefore, Distributable Earnings should not be viewed in isolation and is not a substitute for net income computed in accordance with GAAP. Our methodology for calculating Distributable Earnings may differ from the methodologies employed by other REITs to calculate the same or similar supplemental performance measures, and as a result, our Distributable Earnings may not be comparable to similar measures presented by other REITs.

Appendix: GAAP Reconciliation of Economic Book Value (Unaudited)

	September 30, 2024	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023
	in thousands, except for share and per share data				
GAAP total stockholders' equity	265,098	255,806	263,324	256,106	231,802
Adjustments:					
Fair value adjustment for securitized debt held at amortized cost	64,522	73,053	80,599	81,942	97,592
Stockholders' equity including economic book value adjustments	$ 329,620	$ 328,859	$ 343,923	$ 338,048	$ 329,394
Number of shares of common stock outstanding at period end	23,511,272	24,998,549	24,965,274	24,965,274	24,955,566
GAAP Book value per share of common stock	$ 11.28	$ 10.23	$ 10.55	$ 10.26	$ 9.29
Economic book value per share of common stock	$ 14.02	$ 13.16	$ 13.78	$ 13.54	$ 13.20

"Economic book value" is a non-GAAP financial measure of our financial position. To calculate our economic book value, the portions of our non-recourse financing obligation held at amortized cost are adjusted to fair value. These adjustments are also reflected in the table above in our end of period total stockholders' equity. Management considers economic book value to provide investors with a useful supplemental measure to evaluate our financial position as it reflects the impact of fair value changes for our legally held retained bonds, irrespective of the accounting model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for book value per share of common stock or stockholders' equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies.

Condensed Income Statement History (Unaudited)

(in thousands)	FY21	FY22	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24	3Q24
Interest Income	60,555	115,544	23,740	23,763	23,900	24,550	95,953	25,212	25,902	27,444
Interest Expense	11,476	63,024	16,941	17,311	16,490	16,310	67,052	16,633	16,439	18,424
NET INTEREST INCOME	**49,079**	**52,520**	**6,799**	**6,452**	**7,410**	**8,240**	**28,901**	**8,579**	**9,463**	**9,020**
Net realized gain (loss) on mortgage loans, deritivate contracts, RMBS, and CMBS	(4,926)	(8,717)	(10,843)	(4,169)	(12,044)	(10,470)	(37,526)	(1,422)	(6,770)	(6,335)
Net unrealized gain (loss) on mortgage loans, debt at fair value option, and derivative contracts	(2,392)	(201,753)	10,190	379	17,299	35,621	63,489	10,684	2,658	35,172
TOTAL REALIZED AND UNREALIZED GAINS (LOSSES), NET	**(7,318)**	**(210,470)**	**(653)**	**(3,790)**	**5,255**	**25,151**	**25,963**	**9,262**	**(4,112)**	**28,837**
Operating expenses	11,439	16,651	2,670	2,842	2,084	2,293	9,889	2,563	2,148	2,013
Stock compensation	1,715	5,753	541	207	447	494	1,689	630	630	604
Securitization costs	-	3,137	883	1,027	416	158	2,484	174	1,410	-
Management fee incurred with affiliate	5,894	7,799	1,522	1,493	1,445	1,382	5,842	1,313	1,294	1,204
EXPENSES	**19,048**	**33,340**	**5,616**	**5,569**	**4,392**	**4,327**	**19,904**	**4,680**	**5,482**	**3,821**
INCOME (LOSS) BEFORE TAXES	**22,713**	**(191,290)**	**530**	**(2,907)**	**8,273**	**29,064**	**34,960**	**13,161**	**(131)**	**34,036**
Income tax expense (benefit)	1,600	(3,457)	-	781	-	465	1,246	287	142	2,832
NET INCOME (LOSS)	**21,113**	**(187,833)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**	**12,874**	**(273)**	**31,204**
Preferred dividends	(15)	(14)	-	-	-	-	-	-	-	-
NET INCOME (LOSS) ALLOCABLE TO COMMON STOCKHOLDERS	**21,098**	**(187,847)**	**530**	**(3,688)**	**8,273**	**28,599**	**33,714**	**12,874**	**(273)**	**31,204**
Other comprehensive income (loss)	4,039	(24,127)	14,804	(242)	(1,607)	3,197	16,152	1,703	125	2,706
TOTAL COMPREHENSIVE INCOME (LOSS)	**25,137**	**(211,974)**	**15,334**	**(3,930)**	**6,666**	**31,796**	**49,866**	**14,577**	**(148)**	**33,910**

Balance Sheet History (Unaudited)

(in thousands)	4Q21	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	3Q24
Assets:									
Residential Mortgage Loans - at fair value	1,061,912	770,982	544,436	296,529	284,383	380,040	368,446	158,940	428,909
Residential mortgage loans in securitization trusts - at fair value	667,365	1,027,442	1,028,768	1,241,994	1,194,119	1,221,067	1,201,210	1,447,901	1,452,907
Commercial mortgage loans - at fair value	18,664	9,458	9,460	9,589	5,219	-	-	-	-
RMBS - at fair value	485,634	1,055,338	522,887	459,972	579,985	472,058	445,136	266,752	283,105
CMBS - at fair value	10,756	6,111	6,480	6,853	6,338	-	-	-	-
U.S. Treasury Securities - at fair value	249,999	-	399,632	299,581	149,906	149,927	149,805	149,957	49,971
Cash and cash equivalents	40,801	29,272	36,772	59,140	41,894	41,625	39,421	43,956	42,052
Restricted cash	11,508	10,589	20,845	9,577	1,068	2,871	2,799	2,146	2,679
Principal and interest receivable	25,984	17,497	13,645	9,836	4,691	7,501	10,591	6,174	6,630
Unrealized appreciation on TBAs and interest rate futures contracts - at fair value	2,428	14,756	-	3,294	7,857	-	-	1,702	1,651
Other assets	2,878	4,767	16,244	17,418	20,140	32,922	34,547	36,246	35,962
Total Assets	**2,577,929**	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**	**2,303,866**
Liabilities:									
Notes payable	853,408	639,870	439,252	233,970	197,797	290,610	284,002	101,200	333,042
Non-recourse securitization obligation, collateralized by residential loans in securitization trusts	616,557	1,003,485	1,012,704	1,211,441	1,161,296	1,169,154	1,146,641	1,372,272	1,353,758
Securities sold under agreements to repurchase	609,251	52,544	442,214	340,701	188,101	193,656	193,493	201,051	102,876
Senior unsecured notes									47,616
Due to broker	-	1,006,022	447,568	390,380	511,953	391,964	359,892	181,847	194,697
Unrealized depreciation on TBAs and interest rate futures contracts - at fair value	728	-	8,417	-	-	1,334	889	-	-
Accrued expenses	442	1,288	652	1,372	1,540	985	1,119	653	2,000
Accrued expenses payable to affiliate	1,425	2,006	1,184	1,055	985	748	257	397	657
Interest payable	1,283	2,551	1,281	705	671	820	800	460	1,312
Income taxes payable	1,600	-	-	-	-	1,241	1,528	78	2,785
Management fee payable to affiliate	1,845	1,967	1,519	1,483	1,455	1,393	10	10	25
Total Liabilities	**2,086,539**	**2,709,733**	**2,354,791**	**2,181,107**	**2,063,798**	**2,051,905**	**1,988,631**	**1,857,968**	**2,038,768**
Equity:									
Preferred stock	101	-	-	-	-	-	-	-	-
Common stock	252	249	249	249	249	249	249	249	234
Additional paid in capital	476,510	475,379	475,920	476,127	476,574	477,068	477,698	478,328	461,249
Accumulated other comprehensive income (loss)	3,000	(21,127)	(6,323)	(6,565)	(8,172)	(4,975)	(3,272)	(3,147)	(441)
Retained (deficit) earnings	11,527	(218,022)	(225,468)	(237,135)	(236,849)	(216,236)	(211,351)	(219,624)	(195,944)
Total Stockholders Equity	**491,390**	**236,479**	**244,378**	**232,676**	**231,802**	**256,106**	**263,324**	**255,806**	**265,098**
Total Liabilities and Equity	**2,577,929**	**2,946,212**	**2,599,169**	**2,413,783**	**2,295,600**	**2,308,011**	**2,251,955**	**2,113,774**	**2,303,866**